EXHIBIT 10.1

                             GEORGETOWN SAVINGS BANK
                           INCENTIVE COMPENSATION PLAN
                                FISCAL 2009 GOALS

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Organizational Level:  Executive

Employee:     Robert E. Balletto                     Incentive Target:   $22,135
Title:        President and Chief Executive Officer

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MINIMUM THRESHOLD:      The Bank must achieve a Return on Assets  ("ROA")  equal
------------------      to 75% of  budget.  Once  this  threshold  has been met,
                        goals listed below will be eligible for payment.


Tier 1:  Bank-wide Performance
------------------------------


GOAL: #1: Profitability - Achieve ROA
--------

Annual Payout Percentage: 70% = $15,495

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                                             Annual Payout
Annual Goals
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75% of budget = .16%                           $ 5,165
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At budget = .21%                               $10,330
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125% of budget = .26%                          $15,495
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Stretch Goal
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Every .05% over .26%                           $ 5,165
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Tier 2:  Team Performance
-------------------------


GOAL #2: Growth - Increase Total Net Commercial Loans
-------

Annual Payout Percentage: 10% = $2,214

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Annual Goals                                 Annual Payout
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75% of budget = $15,000,000                     $  738
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At budget = $20,000,000                         $1,476
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125% of budget = $25,000,000                    $2,214
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Stretch Goal
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Every $5,000,000 over $25,000,000               $  740
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GOAL #3: Profitability - Increase the Profitability of North Andover Branch
-------

Annual Payout Percentage: 10% = $2,214

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Annual Goals                               Annual Payout
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75% of budget = $182,960                      $  738
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At budget = $243,946                          $1,476
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125% of budget = $304,933                     $2,214
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GOAL #4: Profitability - Achieve Net Interest Margin Percentage
-------

Annual Payout Percentage: 10% = $2,214

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Annual Goals                               Annual Payout
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95% of budget = 3.07%                         $  738
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At budget = 3.23%                             $1,476
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105% of budget = 3.39%                        $2,214
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Stretch Goal *
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Every .16% over 3.39%                         $  740
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Tier 3: Individual Performance
        ----------------------

Goals:   None


                                [GRAPHIC OMITTED]



Minimum Level of Expectations
-----------------------------
To be eligible for this Incentive Compensation Plan the employee must meet the following:
      o     Performing at a satisfactory level or above,
      o     Not on written warning, and
      o     Actively employed at the time of the incentive payment.